August 2012 NYSE MKT: ETAK

This presentation may contain forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about Elephant Talk. F orward-looking statements are based largely on expectations and projections about events and F uture trends and are subject to numerous assumptions, risks and uncertainties, which change ove r time. Forward -looking statements can be identified by terminology such as “anticipate,”“believe,”“could,”“could increase the likelihood,” “estimate,” “expect, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,”“look forward," “may provide,”“would”or similar terms, variations of such terms or the negative of those terms. Elephant Talk ’s actual results could differ materially from those anticipated in forward-looking statements and you should not place any undue reliance o n such forward-looking statements. This presentation includes annualized revenu e models and proforma financial information that is based Upon assumptions an d estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals an d projections can or will be met. Any number of factors could cause actual results to differ materially from expectations. Factors that could cause actual performance to differ from these forward -looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC. Elephant Talk’s filings with the SEC are accessible on the SEC ’s website at (http:///www.sec.gov). Forward looking statements speak only as of the date they are made, and Elephant Talk assur es no obligation to update, amend or clarify any forward-looking statements. Safe Harbor Statement 1

Executive Leadership

100 years+ in Telecoms, Banking & Security Software

Key Management

- **Steven van der Velden,** *Chairman, President & CEO*
  - 25+ years Telecommunications experience
  - Former CEO, InTouch Telecom SA/NV
- **Patrick Carroll,** *CEO & Founding Director, ValidSoft*
  - 25+ years Financial Services experience
  - Former Co-head of Electronic Trading Technology, Goldman Sachs Europe
- **Martin Zuurbier,** *Chief Technology Officer*
  - 15+ years Telecommunications technology experience
  - Former Chief Technology Officer, Benoit Telecom Holding AG
- **Mark Nije,** *Chief Financial Officer*
  - 20+ years financial management experience
  - Former General Manager Europe, Benoit Telecom Holding AG

Board of Directors

- **Steven van der Velden,** *Chairman*
- **Rijkman Groenink**
  - Former CEO of ABN AMRO
- **Charles Levine**
  - Former President of Sprint PCS,
  - Chairman of Sierra Wireless,
  - Director of Openwave and Mobiwire
- **Phil Hickman**
  - 25+ Years at HSBC
- **Johan Dejager**
  - Partner, QAT Investments

Management team and affiliates invested $60m+

2

Investment Highlights Uniquely Integrated Mobile & Security Proposition ▪ Comprehensive mobile cloud management & delivery platform ▪ World-class mobile security solution –unique product positioning ▪ Only software security company in the world with two European Privacy Seals (third seal approval underway) ▪ Significant investments in our carrier grade (designed to meet and achieve 99.999% availability) network paying dividends; provides powerful and differentiatedplatform for mobile and security solutions ▪ Attractive business model –“Sticky”highly, recurring subscription and transaction-based revenue model ▪ Strong operating momentum –major customer wins in mobile platform managed services and transaction security in 2012 ▪ Revenue mix constantly trending toward high-margin, high-growth solutions ▪ Accomplished management team and Board 3

Company Overview Mobile & Security Platform Integrated with Operators 4 Elephant Talk is a leading international provider of cloud-based mobile telecommunication and security solutions serving mobile network operators, virtual network operators and financial institutions •Network management •Provisioning •CRM •Billing •Mobile Service Delivery Mobile Telecommunications Companies Financial Institutions Merchant/Acquirer Machine - to - Machine Mobile Payments One-Stop Mobile Virtual Network Enablement Fraud Prevention Card, Online & Mobile Security Specialized Landline Services: Mobile SaaS /Outsourced Solutions: •Carrier select •Premium rate •Visible & invisible authentication & verification -device, party, transaction •Proximity validation •Encrypted, trusted communication channels •Privacy-assurance Real-time Security Solutions ET-AIMS TM

Elephant Talk
Advanced Intelligent Mobile Services (ET-AIMS™)

A Fully Integrated Advanced Intelligent Mobile Services ("AIMS") Delivery Platform

- "Carrier" grade telecommunications platform: high reliability; high scalability; high availability ("five-nines")
- High performance platform to support ValidSoft's "banking-grade" proposition: up to 400,000 signals/second; 600ms average transaction processing time
- Combined Elephant Talk / ValidSoft proposition, uniquely governed by European Privacy Seal
- Capable of turning network embedded data into meaningful management information
- Enables, direct or through roaming, global access to Data, Voice and Signaling channels
- Manages relationships with Mobile Network Operators, other Communication Service Providers and Interconnect Partners
- Enables new, advanced and intelligent mobile services & business verticals

5

Recent Milestones
Getting Closer to Operational Cash Flow Positive

Elephant Talk

- Vodafone Enabler Spain – Recent mass migration of SIMs in Spain
  - Managing over 1 million SIMs on the platform
  - Only managed services company in the world that has successfully managed migrations of this size
- Union of German Police – June 2012
  - First major contract in Germany
  - $30-40 million revenues projected over initial two-year term
- Trajectory to become operational cash flow positive by end 2012, early 2013

ValidSoft

- Introduced ValidSoft SIM Swap solution, a world first, now live in production with a leading global financial institution
- Only Security Software Company in the world to be certified with two European Privacy Seals – 3rd Seal already underway
- Key partnerships;
  - Adeptra – Leading interactive two-way communications firm
  - Utiba mobility! – Global leader in the Mobile Payments space
  - (Spindle) – Provider of secure mobile commerce and alternative payment solutions

6

Large, Growing Addressable Markets
Growing into large global industries

- Elephant Talk manages mobile and wireless networks embedded in the Cloud
  - Global mobile subscribers expected to grow at 6% CAGR from 6 billion today to over 8 billion in 2016[1]
  - Global MVNO connections are estimated to grow from 52.6 million in 2009 to 85.6 million by 2015 (42%CAGR)[2] generating $9.5 billion in revenue
  - ETAK significantly reduces MNO back office infrastructure and MVNO management costs
  - Enables greater market opportunity as both MNOs as well as MVNOs can primarily focus on branding, distribution and customer acquisition rather than costly, highly complicated back office operations
- ValidSoft sits on the cusp of a massive wave currently forming in mobile payments and cloud payments
  - Increasing transaction and dollar volume of mobile and cloud payments creates more opportunity for fraud
  - Fraud accounts for more than $200 billion in losses each year in U.S. Alone[3]
  - ValidSoft has world's only indigenous, IP based, secure multi-layer, 5-factor indigenous platform, reducing fraud before it happens and virtually eliminating False Positives

Global Wireless Telecom Industry Revenue


($ in billions)
$1,500
$1,250
$1,000
$750
$500
$250
$0
$960
$1,036
$1,103
$1,175
$1,257
$1,380
2009
2010
2011E
2012E
2013E
2014E

Source: IBIS Reports

Incidence of Fraud Back on the Rise


7%
6%
5%
4%
3%
2%
1%
0%
Incidence Rate
5.93%
5.36%
5.04%
4.71%
6.00%
5.44%
2003
2004
2005
2006
2007
2008
2009
2010
2011
Survey Year

Source: Javelin Strategy & Research

(1) Portio Research - Mobile Factbook 2012
(2) Ovum
(3) First Data Fraud Trends

7

Channel of Choice Securely Managed through the Mobile Cloud 8

A Vendor & Managed Service Provider of Fully Comprehensive Mobile (Virtual) Network Enabling Platforms 9

Elephant Talk The MNO Value Proposition Fully Integrated Mobile Cloud Services Delivery Platform ▪ Allows operators to develop new business models, with a short time to market ▪ Provides a more efficient way to manage and monetize mission critical applications • Typical need for 20+ separate legacy products reduced to ONE cloud-based service • Lower overall customer TCO (75%+) – Removes burden of managing complex, inflexible and expensive to maintain legacy systems – Provides a lower cost, cloud-based solution capable of adapting to new technologies and changing market conditions ▪ Creates new mobile cloud services & distribution verticals 10 Allows the Mobile Network Operator to partly regain the mobile value chain, ultimately delivering mission critical controls, lower costs, better margins and most importantly security

MOBILE NETWORK OPERATORS MOBILE NETWORK OPERATORS ▪ High capital costs in hardware and software patches ▪ High operational expenses ▪ Multiple connections to vendors and clients ▪ Slow client implementation (6-12 months) PRIVATE LABEL OPERATORS ▪ Substantial telecommunication expertise required ▪ High upfront investments in hardware and software systems ▪ Long implementation lead-time to market LEGACY SET UP 20 to 40 Software Programs to handle CRM, Billing, Fulfillment, Distribution & Customer Care from Multiple Vendors MOBILE VIRTUAL NETWORK OPERATORS Private Label Phone Customers HLR Data Voice Signaling 11 The Problem: Expensive & Time Consuming Back Office Process

The Elephant Talk Solution:
Eliminating Vendors via SaaS Solution

MOBILE NETWORK OPERATORS


Data
Voice
Signaling
CRM & Billing
Logistics
Customer Care
ElephantTalk - MVNE
ET Boss: INTELLIGENT MOBILE PLATFORM
MOBILE VIRTUAL NETWORK OPERATORS
Private Label Phone Customers

ELEPHANT TALK'S SOLUTION

MOBILE NETWORK OPERATORS

- 75%+ reduction in TCO
- Provides reduction in capital expenditures
- One-time implementation (3 months)
- Increases volume of network traffic and revenues without cannibalizing existing subscribers

PRIVATE LABEL OPERATORS

- 50%+ reduction in TCO
- Installed in 6 weeks versus 6+ months for competitors
- Allows customers to focus on sales & marketing

12

Elephant Talk Implementation Case Study 13 Challenge ▪ Vodafone Enabler Spainwas seeking a flexible turn-key mobile platform provider ▪ Customer demanded an integrated platform that could grow along with customer demands ▪ Competition included Ericsson and Huawei, among others Solution ▪ Elephant Talk alone fit three key criteria: ▪ Robustness–Solution architecture & design ▪ Flexibility–Solution design & adaptability ▪ Innovation–Elephant Talk organization & company culture Customer Benefit ▪ Spanish platform is currently sized to support up to 3 million subscribers ▪ Vodafone Enabler Spain has publicized the tremendous success of the partnership ▪ Announced 1 million SIM milestone reached in 2Q12 and forecasting 20% growth by year-end

14 Card, Online & Mobile Financial Services Fraud Detection & Prevention

ValidSoft
Redefining Fraud Prevention

- **Emerging global leader** in Telecommunication-based multi-layer, multi-factor mutual, invisible & visible Authentication; Identity and Transaction Verification for all electronic transaction channels
- **Fraud prevention solutions** cover Card Present transactions, Card Not Present, ecommerce, Internet/Telephone Banking, Mobile Financial Services (m-banking, m-wallet, m-payments, m-commerce), Enterprise security
- Significant **investment in Intellectual Property:** Extensive patent portfolio, trademarks, copyrights
- **Solutions ideal for Mass Consumer Deployment**: cost effective, intuitive, secure, disability enabled, pervasive solutions are "Zero Client" (PC or Phone) footprint
- Industry Thought Leaders in countering electronic fraud
- Gartner views mobile fraud detection as a "high benefit" solution and lists ValidSoft among top solutions.
  - "Mobile fraud detection … will become a 'must have' technology, as enterprises and service providers roll out context-enriched services"[(1)]
- Only security software company with **Two EU Data Privacy Seals**
- **Security Model** reviewed by Royal Holloway University of London
- Partnerships (global emerging leaders/disruptive technologies): **ADEPTRA, UTIBA, SPINDLE, SOCURE**

(1) Gartner, "Hype Cycle for Application Security, July 2012

15

The Problem: Traditional Trusted Security is Broken! 16 ▪Global cybercrime: $1.4 trillion per year problem (1) ▪Cybercrimeexpected to grow 10+% per annum through 2016 (2) ▪Fraud in U.S. -$200 billion per year problem (3) (1) UK National Security Strategy Report to Government, 2010 (2) Gartner (3) First Data Fraud Trends, 2010

The Solution: Gold Standard Multi Factor Authentication 17 (1) Voice Biometrics IP owned by ValidSoft and based on Alize (EU funded initiative). In recent NIST test ValidSoft results compared favourably with leading commercial providers.

ValidSoft Services All Based on Telecom Technology 18 Strong Authentication & Transaction Verification SIM Swap/CFU Detection POS False Positive Reduction • Multiple Layers • Invisible & Visible • In-band & Out-of-Band • Voice Biometrics • Partner Integration • Profiling • Privacy Seal • Patents pending • First To Market • SIM Swap & CFU • Privacy by Design • Partner Integration • Customer Reference • Baseline Model • Patents pending • Card Present (ATM & POS) • First To Market • Anonymity Model • Partner Integration • Privacy Seal • Real-time • Patents pending SMART™ Architecture • Unique approach • Custom built for Mobile Payments • First To Market • Anonymity Model • Partner Integration • Patents pending European Privacy Seal -Only Security Software Company in the world to be certified with two Privacy Seals

ValidSoft
Partner Access to Large Addressable Markets



• Customers
• Transaction Volume
• Partnership Relevance (target)
ValidSoft
Redefining Fraud Prevention
Incremental Transaction Risk
Increased Volume
Adeptra
Top Banks
500M – 1BN transactions
Eg Visa Europe, TSYS, RSA
Spindle
Merchant Acquirers / Machine-to-Machine
1BN – 5BN transactions
Eg First Data, BofA, NOVA, Global Payments, etc.
Utiba
Mobile Payments
(Mobile banking, Mobile Commerce, P2P)
5BN + transactions
Eg ISIS, Monitise, mPesa, Google, Visa, Mastercard, etc.

19

ValidSoft Implementation Case Study Challenge ▪ Leading global bank has been facing escalating security threats ▪ Increasingly sophisticated fraud involves complex interception of communications over what are thought to be trusted channels of communication ▪ ValidSoft has unique, patent pending technology to combat SIM swap fraud Solution ▪ Implemented world’s first SIM swap fraud detection and prevention solution into bank’s core processing systems in April 2012 ▪ Solution handled through Adeptra platform to ensure minimal banking resources required for implementation, and generic industry applicability ▪ Eliminates potential channel for several million dollars of fraud each year ▪ Product went live 8 weeks after contract signed –rapid implementation reduced fraud ▪ Integration of systems allows for rapid implementation of additional ValidSoft products via Adeptra platform, including Card Fraud/False Positive prevention & Man-in-the- Browser protection Customer Benefit 20

Financial Discussion 21

Recurring Revenue Business Model

Driven by the Needs of our Customers

- Both Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing	Gross Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00 - $20.00 / month / subscriber	20+%
Transaction Verification	ValidSoft Redefining Fraud Prevention	• Transaction-based • Subscription-based	• $0.20-0.01 / verification • $0.30 - $0.50 / month / subscriber	60+%

22

61% 39% Legacy Landline Mobile & Security Solutions Revenue Development Mobile & Security Solutions Continue to Gain Significant Traction 23 Q2-2011 Revenue Mix Q2-2012 Revenue Mix Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution 104.4% growth Material improvement over last several quarters LTM = Last Twelve Month

Margin Development Mobile & Security Margin Continue to Accelerate 24 LTM = Last Twelve Month Yearly Gross Margin (%) Yearly Gross Margin ($m) Quarterly Gross Margin (%) Quarterly Gross Margin ($m) Over the past several quarters, margin has been trending significantly upward as we began our transition to high-growth, high-margin business lines

Reducing Burn Rate Main Target for 2012, based on existing pipeline ▪ Achieving Positive Operational Cash Flow: • Additional migrations in Spain for at least 200,000 SIMs • Independent growth from new Virtual Operators in Spain for 200,000 SIMs • Contracting 100,000+ SIMs in Germany • Winnng a major new contract for Managed Services • At least two additional financial institutions in UK as Validsoft customers 25 ▪ Additional targets for 2012/2013: • Expansion to eight countries with Mobile Enabling Platform contracts • Contracts with two active MVNO’s in each of Belgium, Spain and KSA • Manage > 1.3 million (active + non-active, paying) SIMs by year end 2012 and > 2.1 million by year end 2013 • Continue to strengthen management team • Successful launch of Elephant Talk and ValidSoft in the USA and Latin America Q3-2011 Q4-2011 Q1-2012 Q2-2012 Loss from Operations (7,310) (6,563) (5,848) (5,429) Depreciation and Amortization 1,353 1,261 1,278 1,225 Stock-based Compensation 2,432 1,219 1,692 1,539 Impairment 0 523 0 0 Adjusted EBITDA (as filed) (3,525) (3,561) (2,878) (2,665) Currency Impact (%) (5.8%) (0.2%) (4.1%) 0.0% Adjusted EBITDA (constant currency) (3,730) (3,567) (2,997) (2,665)

Strongly Improved Balance Sheet From $6m negative in 2009 to $27m positive equity 26 Note: 2Q12 Conversion rate –1 Euro = 1.2577 USD Figures may not sum due to rounding BALANCE SHEETS (000s) 2009 2010 2011 March 31, 2012June 30, 2012 ASSETS Current Assets 9,378 10,374 14,164 21,964 14,151 Other Assets 15,048 28,547 30,648 32,273 30,480 TOTAL ASSETS 24,427 38,922 44,812 54,237 44,631 LIABILITIES AND STOCKHOLDERS’EQUITY (DEFICIT) Current Liabilities 10,592 9,782 8,932 13,302 10,031 Long-term Liabilities 19,963 469 785 8,649 7,273 Total Liabilities 30,555 10,251 9,717 21,951 17,303 Total Stockholders’Equity (6,128) 28,671 35,095 32,286 27,327 TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT) 24,427 38,922 44,812 54,237 44,631

27 Contact Us Corporate Headquarters ▪ Steven van der Velden steven.vandervelden@elephanttalk.com Schiphol Boulevard 249 1118 BH Schiphol The Netherlands Phone: +31 20 653 59 16 www.elephanttalk.com North American Office ▪ Steve Gersten Tampa, Florida steve.gersten@validsoft.com Phone: (813)334-9745 www.validsoft.com